Exhibit 10(g)
FIFTH AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Fifth Amendment to Sixth Amended and Restated Credit Agreement (this “Fifth Amendment”) is entered into effective as of the 22nd day of January, 2010 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Borrower have advised Administrative Agent that DG&M intends to sell all of its Class A membership interests in Genesis Energy, LLC, a Delaware limited liability company and the successor by conversion to Genesis Energy (the “Genesis Energy Equity Disposition”) pursuant to that certain Purchase Agreement dated as of December 17, 2009, among Parent and DG&M, as selling parties, and Q Genesis Acquisition, LLC, as Buyer (the “Genesis PSA”), in order to effectuate a sale by Parent of its indirect ownership interests (represented by DG&M’s Class A membership interests) in Genesis Energy, LLC, which Genesis Energy Equity Disposition is prohibited by Section 9.2 and Section 10.5 of the Credit Agreement; and
     WHEREAS, Parent and Borrower have advised Administrative Agent that (i) Genesis Energy, LLC is the sole general partner of Genesis Energy, L.P., a Delaware limited partnership (“Genesis Energy LP”), (ii) Genesis Energy LP has issued common units representing limited partnership interests in Genesis Energy LP (the “Common Units”), (iii) Genesis Energy, LLC owns 2,829,055 Common Units (the “Genesis Energy Common Units”), (iv) Borrower owns 1,199,041 Common Units (the “Borrower Common Units”, and together with the Genesis Energy Common Units, the “Genesis Energy LP Common Units”), and (v) pursuant to the Genesis PSA, on or prior to the closing of the Genesis Energy Equity Disposition Genesis Energy, LLC will distribute the Genesis Energy Common Units to a Credit Party (the “Genesis Energy Common Units Transfer”); and
     WHEREAS, Parent and Borrower have advised Administrative Agent that after the Genesis Energy Common Units Transfer, Borrower and/or the other Credit Parties may sell the Genesis Equity LP Common Units (such sale, the “Genesis Equity LP Common Units

Disposition”), which Genesis Equity LP Common Units Disposition is prohibited by Section 10.5 of the Credit Agreement; and
     WHEREAS, Parent and Borrower have requested that the Administrative Agent and Banks (i) issue their consent to the Genesis Energy Equity Disposition and waive certain provisions of the Credit Agreement with respect to the Genesis Energy Equity Disposition and (ii) amend the Credit Agreement to (a) delete the provisions prohibiting the Genesis Energy Equity Disposition (or otherwise rendered untrue after giving effect thereto) and (b) permit the Genesis Equity LP Common Units Disposition; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Fifth Amendment”, “Genesis Energy LP” and “Genesis Energy LP Common Units”, which shall read in full as follows:
     “Fifth Amendment” means that certain Fifth Amendment to Sixth Amended and Restated Credit Agreement dated as of January 22, 2010 among Borrower, Parent, Administrative Agent and Banks.
     “Genesis Energy LP” means Genesis Energy, L.P., a Delaware limited partnership.
     “Genesis Energy LP Common Units” means common units representing limited partnership interests in Genesis Energy LP owned at any time by one or more Credit Parties.
     1.2 Amendment to Definitions. The definitions of “Genesis Energy” and “Loan Papers” contained in Section 2.1 of the Credit Agreement shall each be amended and restated to read in full as follows:
     “Genesis Energy” means Genesis Energy, LLC, a Delaware limited liability company and successor by conversion to Genesis Energy, Inc., which is the general partner of Genesis.

     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     1.3 Amendment to Organizational Structure; Nature of Business Provision. Section 8.13 of the Credit Agreement is hereby amended by deleting the reference therein to “DG&M is a holding company owning one hundred percent (100%) of the issued and outstanding Equity in Genesis Energy.”.
     1.4 Amendment to Business of Credit Parties Provision. Section 9.2 of the Credit Agreement is hereby amended by deleting the reference therein to “DG&M will remain a holding company owning one hundred percent (100%) of the issued and outstanding Equity in Genesis Energy.”.
     1.5 Amendment to Asset Dispositions Provision. Section 10.5 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the word “and” immediately following the words “Genesis Transaction Documents” at the end of clause (d) thereof and replacing it with a “,”;
     (b) by adding immediately after the word “hereof” at the end of the first sentence of Section 10.5 of the Credit Agreement a new clause (f) to read in full as follows: “, and (f) the sale, transfer or other disposition of the Genesis Energy LP Common Units for cash consideration in an amount at least equal to the fair market value thereof (as determined by the Credit Parties in good faith)”; and
     (c) by adding immediately after the words “Closing Date” at the end of the second sentence of Section 10.5 of the Credit Agreement a new proviso to read in full as follows: “; provided, that the sale, transfer or other disposition of the Genesis Energy LP Common Units in accordance with clause (f) of this Section 10.5 shall not be prohibited hereby”.
Section 2. Limited Consent and Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Required Banks hereby consent to consummation of the Genesis Energy Equity Disposition, and waive compliance by Parent and Borrower with Section 10.5 of the Credit Agreement to the extent, but only to the extent, that the Genesis Energy Equity Disposition violates such section of the Credit Agreement. The consent to the consummation of the Genesis Energy Equity Disposition and waiver of compliance by Parent and Borrower with Section 10.5 of the Credit Agreement set forth in this Section 2 is a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
Section 3. Conditions Precedent to Amendment. The amendments contained in Section 1 hereof and the limited consent and waiver contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:
     3.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by the Borrower, Parent and Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     3.2 Genesis PSA. Administrative Agent shall have received from Borrower a true and complete copy of the fully-executed Genesis PSA, together with any disclosure schedules delivered pursuant thereto and evidence that on or prior to the closing of the Genesis Energy Equity Disposition Genesis Energy has distributed the Genesis Energy Common Units to a Credit Party, in each case in form and substance reasonably satisfactory to Administrative Agent.
     3.3 No Material Adverse Effect. There shall not have occurred since December 31, 2008 any events that, individually or in the aggregate, have had a Material Adverse Effect.
     3.4 No Default. No Default or Event of Default shall have occurred which is continuing.
     3.5 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Parent and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.
Section 4. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Fifth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof.
     4.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Fifth Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.

     4.3 Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 5. Miscellaneous.
     5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     5.2 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.
     5.4 Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     5.5 Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

[Signature Page]
Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (i) consent and agree to this Fifth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

DENBURY NEW FRONTIERS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Brian P. Orlando
Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: FORTIS CAPITAL CORP.
By:	/s/ Mei Wan Tong
Mei Wan Tong
Director

By:	/s/ Greg Smothers
Greg Smothers
Director

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: CALYON NEW YORK BRANCH
By:	/s/ Mark A. Roche
Mark A. Roche
Managing Director

By:	/s/ Sharada Manne
Sharada Manne
Director

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: COMERICA BANK
By:	/s/ V. Mark Fuqua
V. Mark Fuqua
Senior Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: UNION BANK, N.A.
By:	/s/ Alison Fuqua
Alison Fuqua
Assistant Vice President

By:	/s/ Sean Murphy
Sean Murphy
Senior Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
Stephen J. Hoffman
Managing Director

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: BANK OF SCOTLAND PLC
By:	/s/ Karen Weich
Karen Weich
Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: COMPASS BANK
By:	/s/ Christopher S. Parada
Christopher S. Parada
Senior Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
Thomas E. Stelmar, Jr.
AVP / Portfolio Manager

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ David G. Mills
David G. Mills
Managing Director

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
Todd Coker
AVP

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Daria Mahoney
Vice President

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Fifth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.